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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                   FORM 8-K/A

                              --------------------


                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 31, 2002
                                                         ----------------

                           Commission File No. 0-23621




                              MKS INSTRUMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)


          MASSACHUSETTS                                 04-2277512
  (State or Other Jurisdiction                       (I.R.S. Employer
       of Incorporation)                            Identification No.)


SIX SHATTUCK ROAD, ANDOVER, MASSACHUSETTS                  01810
 (Address of Principal Executive Offices)                (Zip Code)


                                 (978) 975-2350
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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          This report amends the Registrant's report on Form 8-K, initially filed on February 12, 2002, to provide financial statements of the business of Emerson and its subsidiaries operating as the "ENI Division" of Emerson and its subsidiaries (the "ENI Business") and to provide pro forma combined consolidated financial information not previously provided.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired

          Included as Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A, and incorporated herein by reference, are audited financial statements for the years ended September 30, 2001, 2000 and 1999 as follows:

          Independent Auditors' Report

          Combined Balance Sheets as of September 30, 2001 and 2000

          Combined Statements of Income for the Years ended September 30, 2001, 2000 and 1999

          Combined Statements of Divisional Control and Comprehensive Income for the Years ended September 30, 2001, 2000 and 1999

          Combined Statements of Cash Flow for the Years ended September 30, 2001, 2000 and 1999

          Notes to the Combined Financial Statements

     (b)  Unaudited Pro Forma Financial Information

          Included as Exhibit 99.3 to this Amendment No. 1 on Form 8-K/A, and incorporated herein by reference, are unaudited pro forma combined consolidated financial statements for the year ended December 31, 2001 as follows:

          Unaudited Pro Forma Combined Consolidated Balance Sheet as of December 31, 2001

          Unaudited Pro Forma Combined Consolidated Statement of Operations for the Year ended December 31, 2001

          Notes to the Unaudited Pro Forma Combined Consolidated Financial Statements

     (c)  Exhibits

          Item No.       Description
          --------       -----------


           +2.1(1) Agreement and Plan of Merger with respect to the Acquisition of the ENI Business dated October 30, 2001 between the Registrant and Emerson Electric Co.

           +4.1(2) Shareholder Agreement dated as of January 31, 2002 among the Registrant and Emerson Electric Co.

           23.1          Consent of KPMG LLP

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         +99.1(2)   Press Release dated February 1, 2002 issued by the
                    Registrant

          99.2 Combined Financial Statements as of September 30, 2001 and 2000 and for the Years ended September 30, 2001, 2000 and 1999 and Report of Independent Accountants thereon

          99.3 Unaudited Pro Forma Combined Consolidated Financial Statements as of December 31, 2001 and for the Year ended December 31, 2001

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+    Previously filed.
(1)  Incorporated by reference to the Registrant's Definitive Proxy Statement on
     Schedule 14A (Commission File No. 000-23621) filed with the Securities and Exchange Commission on December 4, 2001.
(2) Incorporated by reference to the Registrant's report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2002.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MKS INSTRUMENTS, INC.



Date: April 15, 2002             By: /s/ Ronald C. Weigner
                                     ------------------------------------------
                                     Ronald C. Weigner
                                     Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

 +2.1 (1) Agreement and Plan of Merger with respect to the Acquisition of the ENI Business dated October 30, 2001 between the Registrant and Emerson Electric Co.

 +4.1 (2) Shareholder Agreement dated as of January 31, 2002 among the Registrant and Emerson Electric Co.

 23.1          Consent of KPMG LLP

+99.1 (2)      Press Release dated February 1, 2002 issued by the Registrant

 99.2 Combined Financial Statements as of September 30, 2001 and 2000 and for the Years ended September 30, 2001, 2000 and 1999 and Independent Auditors' Report thereon

 99.3 Unaudited Pro Forma Combined Consolidated Financial Statements as of December 31, 2001 and for the Year ended December 31, 2001

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+    Previously filed.
(1)  Incorporated by reference to the Registrant's Definitive Proxy Statement on
     Schedule 14A (Commission File No. 000-23621) filed with the Securities and Exchange Commission on December 4, 2001.
(2) Incorporated by reference to the Registrant's report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2002.